SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.  20549





                                     FORM 8-K

                                  CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 10, 1994



                                 FORD MOTOR COMPANY
              (Exact name of registrant as specified in its charter)


                                     Delaware
                  (State or other jurisdiction of incorporation)


        1-3950                                        38-0549190
(Commission File Number)                   (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                   48121
(Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code 313-322-3000


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Item 5.  Other Events.


        Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended December 31, 1993 together with the Report on Examination thereof by Coopers & Lybrand, independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.



                                    EXHIBITS


Designation               Description                      Method of Filing

Exhibit 20	        Consolidated Financial Statements      Filed with this
                   of Ford and Subsidiaries for the       Report.
                   year ended December 31, 1993
                   together with the Report on
                   Examination thereof by Coopers
                   & Lybrand, independent certified
                   public accountants.

Exhibit 23         Consent of Experts.                   Filed with this
                                                         Report.



                             SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    FORD MOTOR COMPANY
                                    (Registrant)

Dated:  February 16, 1994          By:/s/T. J. DeZure
                                         T. J. DeZure
                                   Assistant Secretary

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                                 EXHIBIT INDEX

DESIGNATION                  DESCRIPTION                           PAGE
Exhibit 20         Consolidated Financial Statements
                   of Ford and Subsidiaries for the
                   year ended December 31, 1993
                   together with the Report on
                   Examination thereof by Coopers
                   & Lybrand, independent certified
                   public accountants.

Exhibit 23         Consent of Experts.

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